SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 17, 2005
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                      AMERICAN ELECTRIC POWER COMPANY, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                (State or Other Jurisdiction of Incorporation)

         1-3525                                           13-4922640
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(Commission File Number)                       (IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH                            43215
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(Address of Principal Executive Offices)                 (Zip Code)

                                  614-716-1000
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

      On January 17, 2005, American Electric Power Service Corporation (the "Company"), on behalf of itself and its affiliates, including American Electric Power Company, Inc. ("AEP") (the "AEP Companies"), entered into a Severance and Release of All Claims Agreement (the "Agreement") with Henry W. Fayne in connection with Mr. Fayne's resignation from any and all of his positions with the AEP Companies.

      Mr. Fayne was named as an executive officer in AEP's 2004 Proxy Statement. In July 2004, AEP realigned its management team and Mr. Fayne was assigned to other responsibilities and ceased being an executive officer of AEP.

      Pursuant to the Agreement, the Company agreed to make a payment to Mr. Fayne of $1,123,038.70 and Mr. Fayne released the AEP Companies from any and all claims relating to his employment or otherwise. The Agreement is subject to a seven calendar day revocation on the part of Mr. Fayne.

      A copy of the Agreement is attached hereto as an Exhibit and is incorporated herein by reference.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                      AMERICAN ELECTRIC POWER COMPANY, INC.


                           By: /s/ Thomas G. Berkemeyer
                           Name: Thomas G. Berkemeyer
                           Title: Assistant Secretary


January 21, 2005



                                  EXHIBIT INDEX


Exhibit No.                               Description

10.1  Severance and Release of All Claims Agreement for Henry W. Fayne

                  SEVERANCE AND RELEASE OF ALL CLAIMS AGREEMENT



           1. This Severance and Release of All Claims Agreement ("Agreement") is entered into by and between Henry W. Fayne, hereinafter referred to, together with his/her heirs, executors, administrators, successors, assigns and personal representatives, as "Employee," and American Electric Power Service Corporation Inc., hereinafter referred to, together with all its past, present and future affiliated, parent and/or subsidiary organizations and divisions, and all past, present and future officers, directors, members, employees and agents of each, in both their individual and representative capacities, as the "Company."

           2. Severance Allowance. American Electric Power Service Corporation shall pay Employee the amount of $1,123,038.70 in gross pay with deductions to be made as required by law. Such payment shall be made within 14 days of Employee's execution of this agreement.

           3. Continuation of Medical and Dental Insurance. Employee (or his/her surviving covered dependents) will have the option to continue medical and dental coverage at a reduced rate for eighteen (18) months under COBRA, provided, however, that such reduced rate shall cease at such time as Employee (or surviving covered dependent) is eligible for medical coverage either through Medicare or some other public program or through subsequent employment, whichever comes first, and whether or not Employee or dependent actually enrolls for such coverage. The reduced rate described in the immediately preceding sentence shall be the contribution rate charged by the AEP System Companies to similarly situated active employees/dependents, as adjusted from time to time.

   a) If Employee (i) is at least age 50 with at least 10 years of service as of his or her Employment Termination Date and (ii) continues to be eligible for the reduced rate under Section 3 as of the end of the 18-month period, Employee may continue medical coverage at a cost based on age and years of service as of the Employment Termination Date, and may continue such coverage until Employee (or surviving covered dependent) becomes eligible for medical coverage either through Medicare or some other public program, or through subsequent employment, whichever occurs first and whether or not Employee or dependent actually enrolls for such coverage.

b) If Employee is eligible for retiree medical and dental benefits as of his or her Employment Termination Date, Employee may at the end of the 18-month period extend coverage at the applicable retiree contribution rate under the terms of the applicable retiree medical and/or dental benefit plan.

           4. Forms, Medical Statements and Eligibility Information. Employee (or surviving covered dependents) shall complete and return all required forms to the Company and the insurance carriers in order to receive the benefits described in paragraphs 2 and 3 of this Agreement. Employee (or surviving covered dependents) further agrees that he/she shall promptly notify the Company when an event as described in paragraph 3 of this Agreement has occurred, which terminates Employee's (or any surviving covered dependent's) eligibility for continued benefit coverage. Such notification shall be directed to: Director - H.R. Operations, 40 Franklin Road S.W., P.O. Box 2021, Roanoke, Virginia 24022, 1-888-AEP-BENE (1-888-237-2363.)

           5. Consideration. Employee acknowledges that the severance allowance set forth in this Agreement is a payment to which he/she would not be entitled but for this Agreement.

           6. Release and Consent Not to Sue. In consideration of the foregoing payment and benefits, Employee, on behalf of Employee and his/her heirs, executors, administrators, successors, assigns and personal representatives, hereby releases and forever discharges the Company (as defined on page one of this Agreement) of and from any and all legal, equitable, and administrative claims and demands of every name, type, act and nature, arising out of or existing by reason of any known or unknown act or inaction whatsoever and occurring prior to execution of this Agreement. This release includes, but is not limited to, any claims, charges, complaints, actions, demands or suits arising, directly or indirectly, out of Employee's employment with and/or separation of employment from the Company, and includes, but is not limited to claims, charges, complaints, actions, demands or suits which may be, have, or might have been asserted under common law or under Federal, State or Local statutes concerning civil rights, unlawful employment practices and/or wage and hour requirements, including but not limited to state and local discrimination, fair employment practices, and wage and hour laws; the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1866, as amended; the Fair Labor Standards Act, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Rehabilitation Act of 1973, as amended; the Americans With Disabilities Act, as amended; Executive Order 11246, as amended; the Worker Adjustment and Retraining Notification Act (WARN); and the Family and Medical Leave Act. Notwithstanding the foregoing release and waiver of legal rights and claims, nothing in this agreement shall effect or be construed to effect any of the Employee's vested or accrued rights or benefits pursuant to the AEP Retirement Plan, Survivor Benefit Life Insurance Plan, Qualified Employee Retirement Savings Plan, Supplemental Retirement Savings Plan, Incentive Compensation Deferral Plan, 1986 Deferred Compensation Plan, Performance Share Incentive Plan, Stock Option Plan, and medical and dental insurance programs. Appended hereto is Employee's "Summary of Benefits at Retirement January 1, 2005"; Employee is entitled to and shall remain entitled to all such benefits, in accordance with the terms of each plan. Excluded from this Agreement are any vested pension benefits and claims which cannot be waived by law, including but not limited to the right to file a charge with or participate in an investigation conducted by the Equal Employment Opportunity Commission ("EEOC"). Employee is waiving, however, Employee's right to any monetary recovery or relief should the EEOC or any other agency pursue any claims on Employee's behalf.

           7. No Admission of Liability. Employee understands that the Company (as defined on page one of this Agreement) believes that he/she has no valid claim against it and that this Agreement is being offered to give Employee a source of income while he/she attempts to obtain other employment, and to protect the Company from the expense and disruption of litigation. The fact that this Agreement is offered to the Employee in the first place will not be understood as an indication that the Company believes he/she has been discriminated against or treated unlawfully in any respect.

           8. Entire Agreement. With the exception of the rights and benefits as outlined in the Employee's Summary of Benefits at Retirement January 1, 2005, a copy of which is attached hereto as Exhibit A, and employee's rights to continued indemnification as described in the attached Exhibit B, a letter to Employee from the Company's Chairman, President and CEO dated November 3, 2004, Employee and the Company acknowledge that this Agreement contains the entire agreement and understanding of the parties and that no other representation or agreement of any kind whatsoever has been made to Employee by the Company or by any other person or entity to cause him/her to sign this Agreement.

           9. Severability. If any provision of this Agreement is determined to be invalid or unenforceable, the Company and Employee agree that such determination shall not affect the other provisions and that all other provisions shall be enforced as if the invalid provision was not a part of this Agreement.

           10. Successor Rights: This agreement shall be binding upon and inure to the benefit of the parties' respective heirs, executors, and successors.

           11. EMPLOYEE NOTICE: PLEASE READ CAREFULLY BEFORE SIGNING THIS SEVERANCE AND RELEASE OF ALL CLAIMS AGREEMENT.

           YOU HAVE 21 CALENDAR DAYS WITHIN WHICH TO CONSIDER THIS AGREEMENT. SHOULD YOU SIGN THE AGREEMENT, YOU HAVE THE RIGHT TO REVOKE IT, IN WRITING, FOR A PERIOD OF SEVEN CALENDAR DAYS AFTER YOU SIGN IT. YOU ARE ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS AGREEMENT. YOU MAY HAVE RIGHTS OR CLAIMS ARISING UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT AND/OR OLDER WORKERS BENEFIT PROTECTION ACT.

           12. Conclusion. The parties have read the foregoing Severance and Release of all Claims Agreement and fully understand it. They now voluntarily sign this Agreement on the date indicated, signifying their agreement and willingness to be bound by its terms.

Employee                                   American Electric Power Company, Inc.



By:__/s/ Henry W. Fayne___________     By:  __/s/ Timothy G. Harshbarger_______
            Signature                                 Signature



Date:  _January 17, 2005__________     Date: _January 17, 2005_________________